SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2002

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

5701 S. SANTA FE DRIVE LITTLETON, COLORADO (Address of principal executive offices)	80120 (Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000

ECHOSTAR BROADBAND CORPORATION

(Exact name of registrant as specified in charter)

COLORADO (State or other jurisdiction of incorporation)	333-52756 (Commission File Number)	84-1560440 (IRS Employer Identification No.)

5701 S. SANTA FE DRIVE LITTLETON, COLORADO (Address of principal executive offices)	80120 (Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000

ECHOSTAR DBS CORPORATION

(Exact name of registrant as specified in charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

5701 S. SANTA FE DRIVE LITTLETON, COLORADO (Address of principal executive offices)	80120 (Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000

ITEM 5. OTHER EVENTS
SIGNATURES

ITEM 5. OTHER EVENTS

EchoStar Communications Corporation today announced that its EchoStar DBS Corporation (“EDBS”) subsidiary completed its offer to exchange all of the $1 billion principal outstanding of EchoStar Broadband Corporation 10 3/8% Senior Notes due 2007 (the “EBC Notes”) for substantially identical notes of EDBS (the “EDBS Notes”). Tenders have been received from holders of over 99% of the EBC Notes. Per the terms of the indenture related to the EBC Notes, if at least 90% in aggregate principal amount of the outstanding EBC Notes have accepted the exchange offer, then all of the then outstanding EBC Notes shall be deemed to have been exchanged for the EDBS Notes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION

Dated: November 5, 2002	By:	/s/ Michael R. McDonnell Michael R. McDonnell, Senior Vice President Chief Financial Officer